Exhibit 10.2

Letter of interest by and between Isidro Medina and GGSM dated  June 09,2014

June 19, 2014

ISIDRO MEDINA IBARRA

ARSENIO DE LA ROCHA ALARCON

JOSE ANGEL MARTINEZ AYON

DANIEL CASTRO VERDUGO

FRANCISCO VALENCIA ALARCON

San Ignacio, Sinaloa, México

Attention:	ISIDRO MEDINA IBARRA
Partner representative

Dear Sirs:

According to our letter of interest that we sent you the 09th day of June, 2014. With number 3788.002\0010v5. In where the purpose of that letter (the “Letter of Intent”) was and is to set forth the mutual intentions of Gold and Gemstone Mining Mexico SRL de CV (“GGMM”) and Isidro Medina Ibarra (“MR. ISIDRO”) regarding the acquisition (“Acquisition”) of LOT MINING "SAN JOSE" located in Culiacan municipality, Sinaloa state, Mexico under number mining title 218155 from ISIDRO MEDINA IBARRA, ARSENIO DE LA ROCHA ALARCON, JOSE ANGEL MARTINEZ AYON, DANIEL CASTRO VERDUGO, FRANCISCO VALENCIA ALARCON by way of an option to purchase agreement (‘Formal Agreement”).

We reiterate you our interest and we ask that you give us 15 more days of extended.

GOLD AND GEMSTONE MINING DE MEXICO S.R.L. DE C.V.

Per: /s/ Ivan Mondragon Mendez

  Authorized Signatory

Confirmed this 19th day of June, 2014

ISIDRO MEDINA IBARRA.

Per:

  Authorized Signatory